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                                                                   Exhibit 10.2



                            NEGATIVE PLEDGE AGREEMENT

         This Negative Pledge Agreement is made as of SEPT.13, 2002, by and among SATCON TECHNOLOGY CORPORATION, SATCON POWER SYSTEMS, INC., SATCON ELECTRONICS, INC., SATCON APPLIED TECHNOLOGY, INC., AND SATCON POWER SYSTEMS CANADA LTD. (individually and collectively, "Borrower") and SILICON VALLEY BANK ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

         1. Except for the granting of non-exclusive licenses or sublicenses by Borrower in the ordinary course of business, Borrower has not, and shall not, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property (as defined below).

         2. Borrower has not, and shall not, enter into a negative pledge agreement, or similar agreement, affecting the rights of the Intellectual Property with any other party.

         3. Bank acknowledges that there may be circumstances where it is in the mutual interest of Bank and Borrower for Borrower to license exclusively one of its technologies. If, in the view of Borrower, such circumstance arises, Borrower shall notify Bank and advise it of the opportunity. Bank, in the exercise of its reasonable commercial judgment, will promptly advise Borrower of its determination with regard to such exclusive licensing opportunity.

         4. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

         5.       As used herein,

                  a.       "Intellectual Property" means:

                           (i)      Any and all Copyrights;

                           (ii) Any and all trade secrets, and any and all intellectual property rights in computer software, source code, and computer software products now or hereafter existing, created, acquired or held;

                           (iii) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                           (iv) All Mask Works or similar rights available for the protection of semiconductor chips;

                           (v)      All Patents;

                           (vi)     Any Trademarks;

                           (vii) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                           (viii) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and


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                           (ix)     All amendments, extensions, renewals and
                                    extensions of any of the Copyrights,
                                    Trademarks, Patents, or Mask Works; and

                           (x) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                  b. "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                  c. "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

                  d. "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                  e. "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

         6. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

         7. This Agreement shall become effective only when it shall have been executed by Borrower and Bank.


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         EXECUTED as a sealed instrument under the laws of the Commonwealth of
Massachusetts as of the date first written above.

BORROWER:                                   BANK:

SATCON TECHNOLOGY CORPORATION               SILICON VALLEY BANK


By /s/ DAVID B. EISENHAURE                  By /s/ JOHN K. PECK
   -----------------------------------         --------------------------------
   President or Vice President                 Title: VICE PRESIDENT

By /s/ JOSEPH S. MORAN
   -----------------------------------
   Secretary or Ass't Secretary

Borrower:

SATCON POWER SYSTEMS, INC.


By /s/ DAVID B. EISENHAURE
   ------------------------------------
   President or Vice President

By /s/ JOSEPH S. MORAN
   ------------------------------------
   Secretary or Ass't Secretary

Borrower:

SATCON ELECTRONICS, INC.


By /s/ DAVID B. EISENHAURE
   ------------------------------------
   President or Vice President

By /s/ JOSEPH S. MORAN
   ------------------------------------
   Secretary or Ass't Secretary

Borrower:

SATCON APPLIED TECHNOLOGY, INC.


By /s/ DAVID B. EISENHAURE
   ------------------------------------
   President or Vice President

By /s/ JOSEPH S. MORAN
   ------------------------------------
   Secretary or Ass't Secretary


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Borrower:

SATCON POWER SYSTEMS CANADA LTD.


By /s/ DAVID B. EISENHAURE
   ------------------------------------
   President or Vice President

By /s/ JOSEPH S. MORAN
   ------------------------------------
   Secretary or Ass't Secretary


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